UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 31, 2011

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 – Changes in Registrant’s Certifying Accountant

On October 31, 2011, effective November 1, 2011, The Audit Committee of the Board of Directors of Heritage Oaks Bancorp (“the Company”) notified Perry-Smith LLP ("Predecessor Auditor") they had been dismissed as the Company’s independent registered public accounting firm and would be replaced by Crowe Horwath LLP ("Crowe") as the independent registered public accounting firm for the Company for the year ending December 31, 2011.  This change was a result of a transaction whereby Crowe acquired certain assets of Perry-Smith and certain Perry-Smith personnel became associated with Crowe.

Predecessor Auditor served as the Company’s independent registered public accounting firm for the year ending December 31, 2011. On October 31, 2011, effective November 1, 2011, the Company determined to replace Predecessor Auditor with Crowe as the Company’s independent auditor for the year ending December 31, 2011.

Predecessor Auditor was appointed on September 28, 2010, as the Company’s independent auditors for the Company’s 2011 fiscal year.  Predecessor Auditor has not completed its audit of the Company for 2011 fiscal year and has not issued any opinion related to those financial statements.  During the period from September 28, 2010 and through November 1, 2011, 2011, there were no disagreements between the Company and Predecessor Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Predecessor Auditor, would have caused Predecessor Auditor to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred from September 28, 2010 through November 1, 2011.

The Company has requested Predecessor Auditor to furnish the Company with a letter addressed to the Commission stating whether Predecessor Auditor agrees with the above statements. A copy of Predecessor Auditor’s letter, dated November 1, 2011, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2010 and 2009 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with Predecessor Auditor on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Predecessor Auditor, would have caused Predecessor Auditor to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No	Description
16.1	Letter to the Securities and Exchange Commission from the Predecessor Auditor

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2011
Heritage Oaks Bancorp

By:	/s/ Tom Tolda
Tom Tolda
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from the Predecessor Auditor